Oppenheimer U.S. Government Trust Fund
Exhibit 24(b)(16) to Form N-1A
Performance Data Computation Schedule


The Fund's average annual total returns and total returns are calculated as described below, on the basis of the Fund's distributions, for the past 10 years which are as follows:

  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares
  07/23/86               0.0680000          0.0000000              10.200
  08/27/86               0.0860000          0.0000000              10.320
  09/25/86               0.0680000          0.0100000              10.180
  10/23/86               0.0696000          0.0000000              10.200
  11/26/86               0.0856000          0.0000000              10.270
  12/24/86               0.0695000          0.0480000              10.240
  01/22/87               0.0708000          0.0000000              10.260
  02/19/87               0.0674000          0.0000000              10.210
  03/19/87               0.0680000          0.0000000              10.200
  04/15/87               0.0648000          0.0000000               9.850
  05/14/87               0.0682000          0.0000000               9.710
  06/11/87               0.0650000          0.0000000               9.700
  07/09/87               0.0668000          0.0000000               9.790
  08/06/87               0.0657000          0.0000000               9.710
  09/03/87               0.0668000          0.0000000               9.570
  10/01/87               0.0674000          0.0000000               9.420
  10/29/87               0.0682000          0.0000000               9.560
  11/24/87               0.0664000          0.0000000               9.600
  12/31/87               0.0890000          0.0000000               9.620
  01/28/88               0.0700000          0.0000000               9.780
  02/25/88               0.0720000          0.0000000               9.840
  03/24/88               0.0714000          0.0000000               9.710
  04/21/88               0.0710000          0.0000000               9.620
  05/19/88               0.0697000          0.0000000               9.470
  06/16/88               0.0696000          0.0000000               9.580
  07/14/88               0.0685000          0.0000000               9.490
  08/11/88               0.0679000          0.0000000               9.390
  09/08/88               0.0688000          0.0000000               9.510
  10/06/88               0.0684000          0.0000000               9.530
  11/03/88               0.0683000          0.0000000               9.570
  12/01/88               0.0698000          0.0000000               9.440
  12/29/88               0.0702000          0.0000000               9.350
  01/26/89               0.0701000          0.0000000               9.380
  02/23/89               0.0700000          0.0000000              9.260
  03/23/89               0.0700000          0.0000000               9.190
  04/20/89               0.0700000          0.0000000               9.240
  05/18/89               0.0710000          0.0000000               9.340
  06/15/89               0.0700000          0.0000000               9.480
  07/13/89               0.0690000          0.0000000               9.570
  08/10/89               0.0675000          0.0000000               9.530
  09/07/89               0.0674000          0.0000000               9.480
  10/05/89               0.0675000          0.0000000               9.470
  11/02/89               0.0676000          0.0000000               9.550
  11/30/89               0.0677000          0.0000000               9.560

Oppenheimer U.S. Government Trust
Page 2


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  12/28/89               0.0677000          0.0000000               9.510
  01/25/90               0.0678000          0.0000000               9.340
  02/22/90               0.0677000          0.0000000               9.270
  03/22/90               0.0679000          0.0000000               9.260
  04/19/90               0.0677000          0.0000000               9.160
  05/17/90               0.0676000          0.0000000               9.200
  06/14/90               0.0678000          0.0000000               9.260
  07/12/90               0.0679000          0.0000000               9.220
  08/09/90               0.0680000          0.0000000               9.190
  09/06/90               0.0678000          0.0000000               9.170
  10/04/90               0.0681000          0.0000000               9.190
  11/01/90               0.0661000          0.0000000               9.190
  11/29/90               0.0635000          0.0000000               9.240
  12/31/90               0.0725000          0.0000000               9.320
  01/24/91               0.0566000          0.0000000               9.370
  02/21/91               0.0666000          0.0000000               9.430
  03/21/91               0.0633000          0.0000000               9.280
  04/18/91               0.0605000          0.0000000               9.350
  05/16/91               0.0590000          0.0000000               9.330
  06/13/91               0.0575000          0.0000000               9.200
  07/11/91               0.0575000          0.0000000               9.280
  08/08/91               0.0558000          0.0000000               9.420
  09/05/91               0.0564000          0.0000000               9.460
  10/03/91               0.0555000          0.0000000               9.580
  10/31/91               0.0564000          0.0000000               9.610
  11/27/91               0.0550000          0.0000000               9.610
  12/31/91               0.0623000          0.0000000               9.910
  01/23/92               0.0417000          0.0000000               9.710
  02/20/92               0.0507000          0.0000000               9.600
  03/19/92               0.0515000          0.0000000               9.520
  04/16/92               0.0553000          0.0000000               9.620
  05/14/92               0.0452000          0.0000000               9.680
  06/11/92               0.0504000          0.0000000               9.670
  07/09/92               0.0523000          0.0000000               9.820
  08/06/92               0.0534000          0.0000000               9.790
  09/03/92               0.0526000          0.0000000               9.820
  10/01/92               0.0532000          0.0000000               9.870
  10/29/92               0.0527000          0.0000000               9.700
  11/25/92               0.0529000          0.0000000               9.670
  12/31/92               0.0651000          0.0000000               9.710
  01/28/93               0.0504000          0.0000000               9.790
  02/25/93               0.0542000          0.0000000               9.900
03/25/93                 0.0507000          0.0000000               9.880
  04/22/93               0.0518000          0.0000000               9.930
  05/20/93               0.0508000          0.0000000               9.860
  06/17/93               0.0509000          0.0000000               9.930
  07/30/93               0.0787000          0.0000000               9.960
  08/31/93               0.0522000          0.0000000              10.030
  09/30/93               0.0531000          0.0000000               9.990

Oppenheimer U.S. Government Trust
Page 3


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class A Shares (Continued)
  10/29/93               0.0484000          0.0000000               9.950
  11/30/93               0.0506000          0.0000000               9.820
  12/31/93               0.0509000          0.0000000               9.830
  01/31/94               0.0530619          0.0000000               9.870
  02/28/94               0.0550562          0.0000000               9.720
  03/31/94               0.0618166          0.0000000               9.460
  04/29/94               0.0520043          0.0000000               9.310
  05/31/94               0.0561872          0.0000000               9.260
  06/30/94               0.0565988          0.0000000               9.200
  07/29/94               0.0554792          0.0000000               9.300
  08/31/94               0.0544724          0.0000000               9.280
  09/30/94               0.0593098          0.0000000               9.130
  10/31/94               0.0525157          0.0000000               9.080
  11/30/94               0.0572171          0.0000000               9.020
  12/30/94               0.0576133          0.0000000               9.030
  01/31/95               0.0571550          0.0000000               9.160
  02/28/95               0.0573650          0.0000000               9.320
  03/31/95               0.0616844          0.0000000               9.340
  04/28/95               0.0524699          0.0000000               9.390
  05/31/95               0.0565335          0.0000000               9.530
  06/30/95               0.0580527          0.0000000               9.510
  07/31/95               0.0503394          0.0000000               9.420
  08/31/95               0.0584312          0.0000000               9.480
  09/29/95               0.0600469          0.0000000               9.510
  10/31/95               0.0552780          0.0000000               9.540
  11/30/95               0.0579923          0.0000000               9.610
  12/29/95               0.0551305          0.0000000               9.660
  01/31/96               0.0553803          0.0000000               9.670
  02/29/96               0.0542759          0.0000000               9.480
  03/29/96               0.0551610          0.0000000               9.410
  04/30/96               0.0550334          0.0000000               9.320
  05/31/96               0.0591093          0.0000000               9.240
  06/28/96               0.0507340          0.0000000               9.300
  07/31/96               0.0517255          0.0000000               9.290
  08/30/96               0.0570352          0.0000000               9.230

Class B Shares
  07/31/95               0.0116288          0.0000000               9.410
  08/31/95               0.0517350          0.0000000               9.470
  09/29/95               0.0521544          0.0000000               9.500
  10/31/95               0.0473843          0.0000000               9.530
  11/30/95               0.0519212          0.0000000               9.600
  12/29/95               0.0486363          0.0000000               9.660
  01/31/96               0.0489925          0.0000000               9.660
  02/29/96               0.0483281          0.0000000               9.470
  03/29/96               0.0489069          0.0000000               9.400
  04/30/96               0.0489971          0.0000000               9.310
  05/31/96               0.0526125         0.0000000               9.230
  06/28/96               0.0452644         0.0000000               9.290

Oppenheimer U.S. Government Trust
Page 4


  Distribution          Amount From       Amount From
  Reinvestment          Investment        Long or Short-Term      Reinvestment
  (Ex)Date              Income            Capital Gains           Price

Class B Shares (Continued)
  07/31/96               0.0454435          0.0000000               9.280
  08/30/96               0.0504001          0.0000000               9.220


Class C Shares
  12/31/93               0.0395000          0.0000000               9.830
  01/31/94               0.0430935          0.0000000               9.860
  02/28/94               0.0463215          0.0000000               9.710
  03/31/94               0.0549083          0.0000000               9.440
  04/29/94               0.0454252          0.0000000               9.300
  05/31/94               0.0495481          0.0000000               9.250
  06/30/94               0.0501038          0.0000000               9.190
  07/29/94               0.0489179          0.0000000               9.290
  08/31/94               0.0484417          0.0000000               9.270
  09/30/94               0.0529037          0.0000000               9.120

  10/31/94               0.0468736          0.0000000               9.070
  11/30/94               0.0515118          0.0000000               9.010
  12/30/94               0.0505484          0.0000000               9.020
  01/31/95               0.0485380          0.0000000               9.150
  02/28/95               0.0519730          0.0000000               9.310
  03/31/95               0.0544530          0.0000000               9.330
  04/28/95               0.0467503          0.0000000               9.380
  05/31/95               0.0502619          0.0000000               9.530
  06/30/95               0.0508075          0.0000000               9.500
  07/31/95               0.0446144          0.0000000               9.420
  08/31/95               0.0523147          0.0000000               9.470
  09/29/95               0.0536339          0.0000000               9.490
  10/31/95               0.0488699          0.0000000               9.530
  11/30/95               0.0520511          0.0000000               9.600
  12/29/95               0.0487752          0.0000000               9.650
  01/31/96               0.0490823          0.0000000               9.660
  02/29/96               0.0482380          0.0000000               9.470
  03/29/96               0.0490642          0.0000000               9.390
  04/30/96               0.0490569          0.0000000               9.310
  05/31/96               0.0526854         0.0000000                9.230
  06/28/96               0.0456113          0.0000000               9.290
  07/31/96               0.0459414          0.0000000               9.280
  08/30/96               0.0504742          0.0000000               9.220



Oppenheimer U.S. Government Trust
Page 5


1.  AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96:

   The formula for calculating average annual total return is as follows:

         1                      ERV n
   --------------- = n         (---) - 1 = average annual total return
   number of years               P


   Where:  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
           P   = hypothetical initial investment of $1,000


Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

  One Year                     Five Year

  $  995.08 1                  $1,317.12 .2
 (---------)  - 1 = -0.49%    (---------)   - 1 = 5.66%
   $1,000                       $1,000

  Ten Years

  $1,915.91 .1
 (---------)  - 1 =  6.72%
   $1,000


Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 4.00% for the inception year:

  One Year                     Inception

  $ 987.53 1                   $1,011.68 .9000
 (---------)  - 1 = -1.25%    (---------)   - 1 = 1.05%
   $1,000                       $1,000


Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year, and 0.00% for the inception year:


  One Year                     Inception

  $1,026.97 1                  $1,114.58 .3636
 (---------)  - 1 =  2.70%    (---------)   - 1 = 4.02%
   $1,000                       $1,000


Oppenheimer U.S. Government Trust
Page 6

1. AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96 (CONTINUED):

Examples at NAV:

Class A Shares

  One Year                     Five Year

  $1,044.71 1                  $1,382.76 .2
 (---------)  - 1 = 4.47%     (---------)   - 1 = 6.70%
   $1,000                        $1,000
`
  Ten Years

  $2,011.49 .1
 (---------)  - 1 = 7.24%
   $1,000

Class B Shares

  One Year                     Inception

  $1,036.21 1                  $1,050.91 .9000
 (---------)  - 1 = 3.62%     (---------)   - 1 = 4.57%
   $1,000                       $1,000

Class C Shares

  One Year                     Inception

  $1,036.71 1                  $1,114.58 .3636
 (---------)  - 1 = 3.67%     (---------)   - 1 = 4.02%
   $1,000                       $1,000

2.  CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96:

    The formula for calculating cumulative total return is as follows:

   (ERV - P) / P  =  Cumulative Total Return

Class A Shares

Examples, assuming a maximum sales charge of 4.75%:

    One Year                               Five Year

    $ 995.08 - $1,000                      $1,317.12 - $1,000
    ------------------  = -0.49%           ------------------  = 31.71%
         $1,000                                  $1,000

    Inception

    $1,915.91 - $1,000
    ------------------  = 91.59%
          $1,000

Oppenheimer U.S. Government Trust
Page 7

2.  CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 08/31/96 (CONTINUED):

Class B Shares

Examples, assuming a maximum contingent deferred sales charge of 5.00% for the first year, and 4.00% for the inception year:

    One Year                               Inception

    $ 987.53 - $1,000                      $1,011.68 - $1,000
    ------------------  = -1.25%           ------------------  =  1.17%
         $1,000                                  $1,000

Class C Shares

Examples, assuming a maximum contingent deferred sales charge of 1.00% for the first year and 0.00% for the inception year:

    One Year                               Inception

    $1,026.97 - $1,000                     $1,114.58 - $1,000
    ------------------  =   2.70%          ------------------  = 11.46%
          $1,000                                 $1,000

Examples at NAV:

Class A Shares

    One Year                               Five Year

    $1,044.71 - $1,000                     $1,382.76 - $1,000
    ------------------  =   4.47%          ------------------  = 38.28%
          $1,000                                 $1,000

    Inception

    $2,011.49 - $1,000
    ------------------  = 101.15%
          $1,000

Class B Shares

    One Year                               Inception

    $1,036.21 - $1,000                     $1,050.91 - $1,000
    ------------------  =   3.62%          ------------------  =  5.09%
          $1,000                                 $1,000

Class C Shares

    One Year                               Inception

    $1,036.71 - $1,000                     $1,114.58 - $1,000
    ------------------  =   3.67%          ------------------  =  11.46%
          $1,000                                 $1,000

Oppenheimer U.S. Government Trust
Page 8


3.  STANDARDIZED YIELD FOR THE 30-DAY PERIOD ENDED 08/31/96:

    The Fund's standardized yields are calculated using the following formula set forth in the SEC rules:

                        a - b          6
         Yield =  2 { (--------  +  1 )  -  1 }
                       cd or ce

   The symbols above represent the following factors:

     a = Dividends and interest earned during the 30-day period.
     b = Expenses accrued for the period (net of any expense
         reimbursements).
     c = The average daily number of Fund shares outstanding during the 30-day period that were entitled to receive dividends. d = The Fund's maximum offering price (including sales charge)
         per share on the last day of the period.
     e = The Fund's net asset value (excluding contingent deferred sales charge) per share on the last day of the period.


Class A Shares

Example, assuming a maximum sales charge of 4.75%:


         $3,073,279.01 - $461,687.42       6
      2{(--------------------------- +  1)  - 1}  =  5.99%
            54,634,442  x  $ 9.69



Class B Shares

Example at NAV:


         $ 219,375.44 - $ 56,655.41       6
      2{(--------------------------  +  1)  - 1}  =  5.49%
            3,902,682  x  $ 9.22



Class C Shares

Example at NAV:


         $ 112,310.13 - $ 28,538.94       6
      2{(--------------------------  +  1)  - 1}  =  5.52%
            1,998,352  x  $ 9.22


Oppenheimer U.S. Government Trust
Page 9


4.  DIVIDEND YIELDS FOR THE 30-DAY PERIOD ENDED 08/31/96:

    The Fund's dividend yields are calculated using the following formula:


      Dividend Yield   =  { (a / 30) x 365 } / b or c

    The symbols above represent the following factors:

   a = The accrual dividend earned during the period.
   b = The Fund's maximum offering price (including sales charge)
       per share on the last day of the period.
   c = The Fund's net asset value (excluding sales charge) per share on the last day of the period.


Examples:

Class A Shares

  Dividend Yield
  at Maximum Offering         $.0522444/30 x 365
                              ------------------  =  6.56%
                                     $9.69

  Dividend Yield
  at Net Asset Value          $.0522444/30 x 365
                              ------------------  =  6.89%
                                     $9.23

Class B Shares

  Dividend Yield
  at Net Asset Value          $.0462211/30 x 365
                              ------------------  =  6.10%
                                     $9.22

Class C Shares

  Dividend Yield
  at Net Asset Value          $.0462727/30 x 365
                              ------------------  =  6.11%
                                     $9.22